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                                                                    EXHIBIT 10.2

                                                                [EXECUTION COPY]

                              AMENDMENT AGREEMENT



             THIS AMENDMENT AGREEMENT is entered into as of April 28, 2000, by and between ODWALLA, INC., a California corporation (hereinafter, together with its successors in title and assigns, called the "BORROWER"), and IMPERIAL BANK, a bank organized under the laws of the State of California (hereinafter, together with its successors in title and assigns, called the "LENDER").

                                    RECITALS

             Reference is made to that certain Revolving Credit Agreement, dated as of September 3, 1999 (as amended from time to time, the "CREDIT AGREEMENT"), between the Borrower and the Lender.

             The Borrower has requested the Lender to amend certain of the provisions of the Credit Agreement and other Loan Documents in order (among other things) to increase the Commitment Amount from $5,000,000 to $10,000,000. The Borrower has also requested the Bank to grant to the Borrower and its Subsidiaries all such consents and waivers as may be required under the Credit Agreement and other Loan Documents to permit (a) the execution, delivery and performance by the Borrower and its Subsidiaries of the Agreement and Plan of Merger, dated as of February 2, 2000, by and among (1) the Borrower, (2) Orange Acquisition Sub, Inc., a Maine corporation and a wholly-owned Subsidiary of the Borrower ("MERGER SUB"), (3) Fresh Samantha, Inc., a Maine corporation (hereinafter, together with its successors in title and assigns, called "FRESH SAMANTHA"), and (4) certain other individuals and entities (such Agreement and Plan of Merger, as amended from time to time, being herein called the "MERGER AGREEMENT"), (b) the execution, delivery and performance by the Borrower and its Subsidiaries of each of the other Transactional Agreements (as defined in the Merger Agreement), and (c) the implementation of all of the transactions contemplated by the Merger Agreement and the other Transactional Agreements.

             The Lender has agreed to amend the Credit Agreement and other Loan Documents and to grant the consents and waivers so requested by the Borrower, all upon the terms and subject to the conditions contained in this Amendment Agreement ("THIS AGREEMENT").


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             Accordingly, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1. DEFINITIONS IN CREDIT AGREEMENT. Unless otherwise defined herein, terms defined in the Credit Agreement (as amended hereby) are used herein as therein defined.


                                   ARTICLE II

                             AMENDMENTS AND CONSENTS

        Effective on and as of April 28, 2000 ("EFFECTIVE DATE"), and subject always in any event to the provisions contained in Article III hereof:

        SECTION 2.1. AMENDMENT OF DEFINED TERMS. Section 1.1 of the Credit Agreement is amended by amending and restating the following defined terms to read in their entirety as follows:

                    "ANCILLARY DOCUMENTS" means, collectively, the Governing
             Documents of each of the Borrower and its Subsidiaries, the Preferred Stock Conversion Documents, the Subordinated Debt Documents, the Merger Documents, the Equity Financing Documents, the Shareholders' Agreements, the Management Agreements, the Employment Agreements, the Tax Sharing Agreements, and all other Instruments that shall from time to time be identified by the Borrower and the Bank in writing as "ANCILLARY DOCUMENTS" for purposes of this Agreement and the other Loan Documents.

                    "CHANGE OF CONTROL" means any event or series of related
             events (including the Sale or issuance (or series of Sales or issuances) of Equity Interests of the Borrower or of Fresh Samantha by the Borrower or by any holder or holders thereof, or any merger, consolidation, recapitalization, reorganization or other transaction or arrangement) as a result of which: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Institutional Investors, shall (whether directly or indirectly) own and control, legally or beneficially, with full power to

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             vote, more than 20% of the Voting Interests of the Borrower outstanding from time to time; (b) individuals who at the beginning of any period of two consecutive years constituted the Borrower's Board of Directors (together with any new directors whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of not less than 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or (c) the Borrower shall cease to own and control (both legally and beneficially), with full power to vote, 100% of the Voting Interests and 100% of all of the other Equity Interests of Fresh Samantha.

                    "CONSOLIDATED ADJUSTED EBITDA" means, in relation to any
             Person and its Subsidiaries for any period, the Consolidated EBITDA of such Person and its Subsidiaries for such period, MINUS the SUM of (a) the aggregate amount paid or required to be paid in cash in respect of income taxes for such period by such Person and its Subsidiaries, PLUS (b) the aggregate amount of all Capital Expenditures by such Person and its Subsidiaries for such period that were reasonably necessary or appropriate to permit such Person and its Subsidiaries to continue to conduct business in the ordinary course at then present volumes or levels, all as determined on a consolidated basis in accordance with GAAP; provided, however, that, for purposes of calculating the Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for any period, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries for such period to be subtracted from Consolidated EBITDA for such period shall be determined in accordance with the provisions set forth in the letter of agreement, dated on or about the Merger Closing Date (as amended from time to time), between the Borrower and the Bank, relating to the calculation of Consolidated Adjusted EBITDA.

                    "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as the Second Schedule, as such Disclosure Schedule has been amended, modified and supplemented by the Disclosure Schedule attached to Amendment No. 1.


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                    "ELIGIBLE ACCOUNTS RECEIVABLE" means, with respect to any of the Principal Companies, the aggregate amount of the unpaid portions of Accounts Receivable of such Principal Company (determined, without duplication, net of all (if any) credits, rebates, offsets, holdbacks and other similar adjustments and also net of all (if any) commissions payable to third parties that are or may become adjustments to such Accounts Receivable):

                    (a) that each of the Principal Companies reasonably and in good faith determines to be collectible;

                    (b) that are not outstanding for more than forty-five (45)
             days past the invoice dates of the respective original invoices therefor;

                    (c) that are with account debtors (i) that are not
             Affiliates, Subsidiaries, directors, officers or employees of any of the Principal Companies or of any of their Subsidiaries, and
             (ii) that have purchased the goods or services giving rise to the relevant Accounts Receivable in arm's length transactions;

                    (d) that are with account debtors that are not insolvent or subject to Bankruptcy or Insolvency Proceedings and that have not made assignments for the benefit of creditors;

                    (e) but only to the extent that, with respect to Accounts
             Receivable from any particular account debtor, the aggregate amount of all of the Accounts Receivable then owing to the Principal Companies from such account debtor exceeds the aggregate amount (determined without duplication) of all claims, defenses, offsets, counterclaims, contras or other similar rights of such account debtor to avoid or otherwise reduce the liabilities and obligations represented by such Accounts Receivable;

                    (f) but only to the extent that, with respect to Accounts
             Receivable from any particular account debtor, the aggregate amount of all of the Accounts Receivable then owing to the Principal Companies from such account debtor do not exceed twenty percent (20%) of the aggregate amount of all of the Accounts Receivable that are Eligible Accounts Receivable then owing to the Principal Companies from all account debtors;


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                    (g) that are not due from any account debtor if more than
             twenty-five percent (25%) in aggregate of all of the Accounts Receivable then owing to the Principal Companies from such account debtor does not satisfy the requirement for "ELIGIBLE ACCOUNTS RECEIVABLE" set forth in clause (b) of this defined term;

                    (h) in which the Bank has a valid and perfected
             first-priority security interest;

                    (i) that are not subject to any Liens other than Permitted
             Liens and other Liens permitted by this Agreement or the other Loan Documents;

                    (j) that are payable in Dollars or Canadian dollars;
             provided, however, that Accounts Receivable in Canadian dollars may be included in Eligible Accounts Receivable only to the extent that the Dollar equivalent of the aggregate amount of all of such Accounts Receivable in Canadian dollars shall not at any time exceed $150,000;

                    (k) that do not arise from consignment or guaranteed sales, that are not bill and hold accounts, collection accounts or c.o.d. accounts, and that are not distributor sample accounts;

                    (l) that are not Accounts Receivable from Governmental
             Authorities, unless valid and perfected first-priority security interests in favor of the Bank have been created in such Accounts Receivable in accordance with Applicable Law;

                    (m) that are not Accounts Receivable arising from
             pre-billing arrangements;

                    (n) that, except as otherwise contemplated by clause (j) of this defined term, are not payable from any office or by any Person outside of the United States, unless such Accounts Receivable are backed by letters of credit in amounts reasonably acceptable to the Bank or by other insurance or credit support in form and substance reasonably satisfactory to the Bank;

                    (o) that are not federal excise tax obligations on the Sale of products that are the subject of such Accounts Receivable;


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                    (p) that are not Accounts Receivable requiring the
             performance of services by any of the Principal Companies prior to payment;

                    (q) that are not customer or account debtor deposits; and

                    (s) that have not otherwise been determined by the Bank, in its reasonable business judgment, to be excluded from Eligible Accounts Receivable.

                    "FINAL MATURITY DATE" means April 30, 2003.

                    "INSTITUTIONAL INVESTORS" means, collectively, (a) Bain
             Capital Fund VI, L.P., (b) Catterton-Simon Partners III, L.P., and
             (c) Affiliates of a Person identified in clause (a) or clause (b); provided, however, that the term "INSTITUTIONAL INVESTORS" shall not include any Person who is a successor in title or assignee of any Person identified in clause (a) or clause (b) unless such first Person is also an Affiliate of any Person so identified in clause
             (a) or clause (b).

                    "LOAN DOCUMENTS" means, collectively, this Agreement, the
             Amendment Agreement, the Note, the Subsidiary Guaranty, the Collateral Documents, the Closing Date Certificate, the Merger Date Certificate, and each other Instrument executed and delivered pursuant to or in connection with any thereof.

                    "SECURITY AGREEMENTS" means, collectively, the Pledge
             Agreement, the Security Agreement, the Subsidiary Security Agreement, the Trademark Security Agreement, the Subsidiary Trademark Security Agreement, and each of the Agency Account Agreements entered into from time to time.

        SECTION 2.2. NEW DEFINED TERMS. Section 1.1 of the Credit Agreement is hereby further amended by adding thereto each of the following new defined terms:

                    "AMENDMENT DOCUMENTS" means, collectively, the Amendment
             Agreement, the Year 2000 Note, the Subsidiary Guaranty, the Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Trademark Security Agreement, and the Merger Date Certificate.


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                    "AMENDMENT NO. 1" and "AMENDMENT AGREEMENT" mean the
             Amendment Agreement, dated as of April 28, 2000, between the Borrower and the Bank, upon the terms of which each of the parties hereto has agreed to amend this Agreement.

                    "AMENDMENT NO. 1 EFFECTIVE DATE" means April 28, 2000, the so-called "Effective Date" of Amendment No. 1.

                    "EQUITY FINANCING" means the equity financing, in the
             aggregate amount of $6,000,000, obtained or to be obtained by the Borrower through the issuance of its Equity Interests upon the terms and subject to the conditions contained in the Equity Financing Documents.

                    "EQUITY FINANCING DOCUMENTS" means, collectively, (a) the
             Stock Purchase Agreement, dated as of February 11, 2000, among the Borrower and the several investors identified on Schedule I thereto, as amended, modified or supplemented from time to time, and (b) all agreements, Instruments and other documents executed and/or delivered in connection therewith or pursuant thereto, including Amendment No. 1 thereto, dated as of April 25, 2000.

                    "EXISTING FRESHSAM CREDIT FACILITIES" means, collectively, all of the credit facilities, extensions of credit and other financial accommodation from time to time provided to Fresh Samantha or to any of its Subsidiaries under or pursuant to (a) the Second Amended and Restated Revolving Credit and Loan Agreement, dated as of January 10, 2000, among the Fresh Samantha Subs and Citizens Bank of Massachusetts, as amended from time to time, and all of the agreements and Instruments from time to time executed and/or delivered pursuant to or in connection with such Loan Agreement, and (b) the Reimbursement Agreement, dated as of January 10, 2000, by and among Fresh Samantha and certain of its former shareholders, relating to that certain irrevocable standby letter of credit in the amount of $3,000,000 issued by Brown Brothers Harriman & Co. in favor of Citizens Bank of Massachusetts.

                    "EXISTING INDEBTEDNESS" is defined in Section 3.7(c) of
             Amendment No. 1.

                    "FRESH SAMANTHA" is defined in the Recitals to Amendment No.
             1.


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                    "FRESH SAMANTHA ACQUISITION" means the acquisition by the
             Borrower of the Fresh Samantha Subs on the terms and subject to the conditions contained in the Merger Documents.

                    "FRESH SAMANTHA SUBS" means, collectively, Fresh Samantha
             and FreshSam Juice.

                    "FRESHSAM JUICE" means Fresh Samantha Juice Bars, Inc., a
             Maine corporation and a wholly-owned Subsidiary of the Borrower and of Fresh Samantha.

                    "INDEBTEDNESS TO BE REFINANCED" is defined in Section 4.5(c)
             of Amendment No. 1.

                    "MERGER AGREEMENT" is defined in the Recitals to Amendment
             No. 1.

                    "MERGER CLOSING" and "MERGER CLOSING DATE" shall have the
             respective meanings ascribed to the terms "Closing" and "Closing Date" in the Merger Agreement.

                    "MERGER DATE CERTIFICATE" means a certificate, dated as of the Merger Closing Date, in or substantially in the form of Exhibit I to Amendment No. 1, duly executed and delivered to the Bank by the Chief Financial Officer of the Borrower.

                    "MERGER DOCUMENTS" means, collectively, the Merger Agreement and the other Transactional Agreements (as defined in the Merger Agreement).

                    "PLEDGE AGREEMENT" means the Pledge Agreement, in or
             substantially in the form of Exhibit D to Amendment No. 1, to be executed and delivered by the Principal Companies on or promptly after the Merger Closing Date.

                    "PLEDGED COLLATERAL" is defined in the Pledge Agreement.

                    "PREFERRED STOCK CONVERSION DOCUMENTS" means, collectively,
             (a) the Preferred Stock Conversion Agreement, dated as of April 24, 2000, between the Borrower and Catterton-Simon Partners III, L.P., and (b) all Instruments executed and/or delivered in connection therewith.


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                    "PRINCIPAL COMPANIES" means, collectively, the Borrower,
             Fresh Samantha and FreshSam Juice.

                    "REFINANCING" means the repayment in full of the
             Indebtedness to be Refinanced

                    "REFINANCING DOCUMENTS" means, collectively, all agreements and other documents relating to the Refinancing.

                    "SHAREHOLDERS' AGREEMENTS", "MANAGEMENT AGREEMENTS",
             "EMPLOYMENT AGREEMENTS" AND "TAX SHARING AGREEMENTS" are defined in
             Section 3.5 of Amendment No. 1.

                    "SUBSIDIARY GUARANTORS" means, collectively, (a) each of the
             Fresh Samantha Subs, and (b) each of the other Subsidiaries of the Borrower that, at any time on or after the Merger Closing Date, shall execute and deliver the Subsidiary Guaranty.

                    "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty
             Agreement, in or substantially in the form of Exhibit B to Amendment No. 1, to be executed and delivered by the Fresh Samantha Subs on or promptly after the Merger Closing Date.

                    "SUBSIDIARY SECURITY AGREEMENT" means the Subsidiary
             Security Agreement, in or substantially in the form of Exhibit C to Amendment No. 1, to be executed and delivered by the Fresh Samantha Subs on or promptly after the Merger Closing Date.

                    "SUBSIDIARY TRADEMARK SECURITY AGREEMENT" means the
             Trademark Security Agreement, in or substantially in the form of Exhibit E to Amendment No. 1, to be executed and delivered by Fresh Samantha on or promptly after the Merger Closing Date.

                    "TRANSACTION DOCUMENTS" means and includes, collectively,
             (a) the Amendment Documents, (b) the Merger Documents, (c) the Equity Financing Documents, and (d) the Refinancing Documents.

                    "TRANSACTIONS" means, collectively, (a) the execution and
             delivery of the Amendment Documents by each of the respective parties thereto, (b) the consummation of the Fresh

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             Samantha Acquisition, (c) the consummation of the Equity Financing, and (d) the consummation of the Refinancing.

                    "WAREHOUSE" means, in relation to the Borrower or any of its
             Subsidiaries at any particular time, any warehouse, depot or other similar Person which is at such time a party to or bound by a Warehouse Service Agreement with the Borrower or any of its Subsidiaries.

                    "WAREHOUSE CONTROL AGREEMENT" means, in relation to any
             Warehouse, a Warehouse Control Agreement, in or substantially in the form of Exhibit G to Amendment No. 1, to be executed and delivered by such Warehouse, the Borrower or (as the case may be) its Subsidiary, and the Bank.

                    "WAREHOUSE SERVICE AGREEMENT" means any contract, agreement or other Instrument pursuant to which any warehouse, depot or other similar Person shall agree with the Borrower or any of its Subsidiaries to receive, inspect, repair, clean, store or ship any equipment or inventory or any other Property of the Borrower or any of its Subsidiaries.

                    "YEAR 2000 NOTE" means the Promissory Note of the Borrower, dated the Amendment No. 1 Effective Date, in the face amount of $10,000,000, and in or substantially in the form of Exhibit A to Amendment No. 1.

        SECTION 2.3. AMENDMENT OF CERTAIN OTHER DEFINED TERMS.

        (a) Clause (ii) of the last sentence of the defined term "AFFILIATE" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                    (ii) the Borrower shall not be or be deemed to be an
             Affiliate of any of the Subsidiary Guarantors, and none of the Subsidiary Guarantors shall be or be deemed to be an Affiliate of the Borrower or of any of the other Subsidiary Guarantors,

        (b) The defined term "PERMITTED DISPOSITION" appearing in Section 1.1 of the Credit Agreement is amended by deleting the Dollar amount "$250,000" appearing in each of clauses (d) and (g) of that defined term, and by substituting in place thereof the dollar amount "$400,000".


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        (c) The defined term "PERMITTED INDEBTEDNESS" appearing in Section 1.1 of the Credit Agreement is amended as follows:

             (i) by deleting the Dollar amount "$250,000" appearing in each of clauses (c) and (f) of that defined term, and by substituting in place thereof the Dollar amount "$400,000";

             (ii) by deleting the Dollar amount "$250,000" appearing in clause
        (h) of that defined term, and by substituting in place thereof the Dollar amount "$400,000"; and

             (iii) by amending and restating clause (g) of that defined term to read in its entirety as follows:

                    (g) Indebtedness of the Borrower or of any of its
             Subsidiaries that (i) is existing immediately after the Merger Closing Date, and (ii) is specifically identified in Section 4.5(a) of the Disclosure Schedule to Amendment No. 1.

        (d) The defined term "PERMITTED INVESTMENTS" appearing in Section 1.1 of the Credit Agreement is amended as follows:

             (i) by amending and restating clause (a) of that defined term to read in its entirety as follows:

                    (a) Investments that (i) are owned or held by the Borrower or by any of its Subsidiaries or are outstanding or are in effect immediately after the Merger Closing Date, and (ii) are identified, unless immaterial and insubstantial, in Section 4.5(d) of the Disclosure Schedule to Amendment No. 1.

             (ii) by amending and restating clause (b) and clause (c) of that defined term to read in their entirety as follows:

                    (b) Investments in cash or in Cash Equivalents, and
             Investments in the form of Accounts Receivable;

                    (c) Investments by the Borrower in Subsidiary Guarantors,
             and Investments by Subsidiary Guarantors in the Borrower or in any of the other Subsidiary Guarantors;

             (iii) by deleting the Dollar amount "$500,000" appearing in clause
        (h) of that defined term, and by substituting in place thereof the Dollar amount "$800,000".


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        (e) The defined term "PERMITTED LIENS" appearing in Section 1.1 of the
Credit Agreement is amended as follows:

             (i) by amending and restating clause (f) of that defined term to read in its entirety as follows:

                    (f) Liens (i) that are in existence immediately after the
             Merger Closing Date, and (ii) that secure Indebtedness of the Borrower or of any of its Subsidiaries that constitutes Permitted Indebtedness hereunder or that are specifically identified in
             Section 4.5(b) of the Disclosure Schedule to Amendment No. 1;

             (ii) by deleting the Dollar amount "$250,000" appearing in clause
        (g)(iii) of that defined term, and by substituting in place thereof the Dollar amount "$400,000".

        SECTION 2.4. AMENDMENT OF FINANCIAL COVENANT SCHEDULE. The Financial Covenant Schedule attached as the First Schedule to the Credit Agreement is hereby amended and restated in its entirety and replaced with a new First Schedule to the Credit Agreement in the form of the Financial Covenant Schedule annexed to this Agreement (i.e., Amendment No. 1) as the First Schedule.

        SECTION 2.5. COMMITMENT AMOUNT; BORROWING BASE.

        (a) Section 2.2 of the Credit Agreement is hereby amended by deleting the first sentence of Section 2.2 in its entirety and by substituting in place thereof the following new sentence:

             The aggregate principal amount ("COMMITMENT AMOUNT") of the Commitment of the Bank (i) shall be $5,000,000 on any date falling prior to the Amendment No. 1 Effective Date, and (ii) shall be $10,000,000 on any date falling on or after the Amendment No. 1 Effective Date and on or prior to the Commitment Termination Date.

        (b) The Borrower understands that the Lender will be conducting a commercial finance exam with respect to the Accounts Receivable created from time to time by Fresh Samantha. Anything in the definitions of the defined terms "BORROWING BASE" and "ELIGIBLE ACCOUNTS RECEIVABLE" to the contrary notwithstanding, the Borrower understands and agrees with the Lender that, for purposes of calculating the Borrowing Base from time to time pursuant to Section 2.3, Section 3.3.2, Section 5.2.4, Section 7.1.1(c) or any other provisions of the Credit Agreement, the "ELIGIBLE ACCOUNTS RECEIVABLE" shall include ONLY the


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Eligible Accounts Receivable of the Borrower and shall NOT include any of the
Eligible Accounts Receivable of Fresh Samantha or of any other Subsidiaries of the Borrower until (i) the Lender shall have completed a commercial finance exam satisfactory to the Lender with respect to the Accounts Receivable of Fresh Samantha or (as the case may be) any such other Subsidiary, and (ii) the Lender shall have approved in writing the terms and conditions which shall, under the Credit Agreement, govern the definition of the defined term "ELIGIBLE ACCOUNTS RECEIVABLE" to be applicable to the Accounts Receivable of Fresh Samantha or (as the case may be) any such other Subsidiary.

        SECTION 2.6. NOTE, ETC. Section 3.2 of the Credit Agreement is hereby amended by deleting the first sentence of Section 3.2 in its entirety and by substituting in place thereof the following new sentence:

             From and after the Amendment No. 1 Effective Date, all Loans made by the Bank from time to time, whether directly to the Borrower or, as the case may be, indirectly for the account of the Borrower to any of the Borrower's Subsidiaries, shall be evidenced by a Promissory Note of the Borrower, dated as of the Amendment No. 1 Effective Date, and in or substantially in the form of Exhibit A to Amendment No. 1 (such Promissory Note, as amended, endorsed, replaced or otherwise modified from time to time, being herein called the "Note"), payable to the order of the Bank in a face amount equal to the Commitment Amount in effect on the Amendment No. 1 Effective Date.

        SECTION 2.7. EURODOLLAR LOANS. Paragraph (b) of Section 4.4.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                    (b) the total number of Eurodollar Loans in effect at any
             time shall not exceed six (6).

        SECTION 2.8. AGENCY ACCOUNTS. Section 7.1.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                    SECTION 7.1.12. Banking Arrangements. By June 16, 2000 and
             at all times thereafter, the Borrower will, and the Borrower will cause each of the other Principal Companies to, except (in each case) as and to the extent otherwise expressly permitted by the Bank from time to time, make subject to an agency account agreement, in or substantially in the form of Exhibit H hereto or in the form of


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                                      -14-


             Exhibit F to Amendment No. 1, as applicable, or otherwise in form and substance reasonably satisfactory to the Bank (each, an "AGENCY ACCOUNT AGREEMENT"), each bank, securities or other investment account held or maintained by any Principal Company or by any of its Subsidiaries with any bank, investment bank or other financial institution (other than the Bank) and in which any cash, Cash Equivalents or any other Property owned by any Principal Company or any of its Subsidiaries are at any time held or maintained; provided, however, that none of the Principal Companies or their Subsidiaries shall be required to make subject to an Agency Account Agreement any account (a) the cash balances or the fair market value of the Cash Equivalents or other Property of which at no time exceed $5,000, and (b) the aggregate amount of all sums and the fair market value all Cash Equivalents and other Property credited to which in any calendar month do not exceed $10,000; and provided, further, that none of the Borrower or any of the other Principal Companies or their Subsidiaries shall at any time on or after June 16, 2000 cause or permit (i) the aggregate amount of all cash balances and the fair market value of all Cash Equivalents and other Property credited to all accounts held or maintained by the Principal Companies or their Subsidiaries that are not Agency Accounts (in this Section 7.1.12 called "EXCLUDED ACCOUNTS") to exceed $75,000 in the aggregate, or (ii) the aggregate amount of all sums and the fair market value of all Cash Equivalents and other Property credited to Excluded Accounts in any calendar month to exceed $125,000.

        SECTION 2.9. REPRESENTATIONS AND WARRANTIES. Article VI of the Credit Agreement is hereby amended as follows:

                    (a) Each of the representations and warranties of the
             Borrower set forth in Article VI, in the Collateral Documents or in any of the other Loan Documents shall, when made or repeated or when deemed to be made or repeated, for all purposes (i) be treated as amended and supplemented by, and to the limited extent of, the information set forth in the Disclosure Schedule to Amendment No. 1, and (ii) be treated as subject to each of the specific exceptions to such representations and warranties contained in the Disclosure Schedule to Amendment No. 1.

                    (b) The last sentence of Section 6.7 of the Credit Agreement is hereby amended by deleting the Dollar amount "$250,000" in each of the three places it appears in such sentence, and by substituting in place thereof the Dollar amount "$400,000"


        SECTION 2.10. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Paragraph (c) of
Section 7.2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    (c) MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Permit the
             Consolidated Tangible Net Worth as at any Test Date to be less than the sum of:

                         (i) $28,000,000; PLUS

                         (ii) fifty percent (50%) of the Consolidated Net Income
                    (if and to the extent positive) of the Borrower and its Subsidiaries for the Test Quarter ending on the most recent Test Date for which the Bank shall have received financial statements required by Section 7.1.1(a) or by Section 7.1.1(b); PLUS

                         (iii) fifty percent (50%) of the sum of the
                    Consolidated Net Income (if and to the extent positive) of the Borrower and its Subsidiaries for each Test Quarter ended prior to the Test Date referred to in clause (ii); provided, however, that, in calculating such sum, only the Consolidated Net Income for Test Quarters for which Consolidated Net Income was positive shall be included; PLUS

                         (iv) the aggregate amount of all of the Net Proceeds
                    received by the Borrower or any of its Subsidiaries from time to time after the Merger Closing Date from the issue and sale by the Borrower or by any of its Subsidiaries to any Person or Persons (other than the Borrower or any of its Subsidiaries) of any Equity Interests of the Borrower or of any of its Subsidiaries.

                    For purposes of this paragraph (c), (A) the term "TEST
             QUARTER" means any fiscal quarter of the Borrower ending after April 30, 2000, and (B) the term "TEST DATE" means the last day of any Test Quarter.

        SECTION 2.11. COVENANTS AND EVENTS OF DEFAULT. Sections 7.2.5, 7.2.6, 7.2.13, 8.1.5 and 8.1.7 are hereby amended by:

             (i) deleting the Dollar Amount "$250,000" whenever it appears in:

                    (A) clause (b) and clause (b)(i) of Section 7.2.5;

                    (B) clause (c) and clause (d) of Section 7.2.6;

                    (C) clause (b) and clause (c) of Section 7.2.13;

                    (D) clauses (a), (b) and (c) of Section 8.1.5; and

                    (E) Section 8.1.7; and

             (ii) by substituting in place of the Dollar amount "$250,000", wherever so deleted, the Dollar amount "$400,000".

        SECTION 2.12. CONSENTS. In reliance on the agreements, representations, warranties and covenants of the Borrower contained in this Agreement, and subject always to the satisfaction of the conditions precedent contained in
Article III, the Lender hereby grants to the Borrower and its Subsidiaries all such consents and waivers as are required under the Credit Agreement and other Loan Documents for the execution, delivery and performance by the Borrower and its Subsidiaries of the Merger Documents and for the implementation of all of the transactions contemplated by the Merger Documents. Upon satisfaction of the conditions precedent contained in Article III of this Agreement, all of such consents and waivers of the Lender shall be deemed effective immediately prior to consummation of the transactions contemplated by the Merger Documents.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

        Each of the amendments to the Credit Agreement and other Loan Documents, and each of the consents, set forth in Article II of this Agreement shall be effective and in full force and effect on and as of and from and after the Effective Date; provided, however, that each of the following conditions precedent shall first be satisfied:

        SECTION 3.1. EXECUTION AND DELIVERY OF THIS AGREEMENT AND YEAR 2000 NOTE. The Lender shall have received (a) counterparts of this Agreement, dated as of the Effective Date, duly executed and delivered by the Borrower (or, if executed counterparts shall not have been received from the Borrower, the Lender shall have received, in form reasonably satisfactory to the Lender, a facsimile or other written confirmation from the Borrower of the execution and delivery of a counterpart hereof by the Borrower), and (b) the Year 2000 Note, dated as of the Effective Date, duly executed and delivered by the Borrower.

        SECTION 3.2. PLEDGE AGREEMENT. The Lender shall have received counterparts of the Pledge Agreement, duly executed and delivered by each of the Principal Companies, together with:

        (a) all stock certificates and other Instruments representing Pledged Collateral then to be pledged thereunder;

        (b) an undated stock power for each such stock certificate or other such Instrument duly executed in blank by an authorized officer of the pledgor thereof;

        (c) with respect to Pledged Collateral, if any, consisting of book-entry shares, evidence that all actions which are necessary to create and perfect the security interests and Liens therein pursuant to the Pledge Agreement in accordance with Article 8 of the Uniform Commercial Code have been taken;

        (d) evidence that all such actions have been taken as may be necessary or, in the reasonable opinion of the Lender, desirable to perfect the security interests and Liens purported to be created by the Pledge Agreement in partnerships or limited liability companies (including evidence that security interests and Liens created by the Pledge Agreement in partnerships or limited liability companies have been duly recorded in the books and records of such Persons); and

        (e) each of the promissory notes or other Instruments required to be pledged thereunder, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank reasonably satisfactory to the Lender) by the pledgor thereof.

        SECTION 3.3. SUBSIDIARY SECURITY AGREEMENT; UCC FILINGS; ETC. The Lender shall have received counterparts of the Subsidiary Security Agreement, duly executed and delivered by each of the Fresh Samantha Subs and the Lender, together with:

        (a) executed copies of financing statements (Form UCC-1) in appropriate form for filing under the Uniform Commercial Code of each jurisdiction as may be reasonably necessary to perfect the security interests and Liens purported to be created by the Subsidiary Security Agreement; and

        (b) copies of requests for information (Form UCC-11), or equivalent reports, each of recent date, listing all effective financing statements that name each Fresh Samantha Sub as debtor and that are filed in the jurisdictions referred to in clause (a), together with copies of such financing statements (none of which shall cover the Collateral, EXCEPT (i) those with respect to which the secured party thereunder shall have executed appropriate termination statements or a written commitment to execute and deliver the same, and (ii) to the extent evidencing Liens permitted by the Credit Agreement and other Loan Documents).

Any other action, including the taking of possession of specific Collateral by the Lender, reasonably required by the Lender to create a perfected security interest and Lien in the Collateral described in the Collateral Documents and other Security Instruments referred to in Section 3.2 or in this Section 3.3 shall have been properly taken in order to create such a perfected security interest and Lien.

        SECTION 3.4. OTHER AMENDMENT DOCUMENTS. Each of the other Amendment Documents shall have been duly and properly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect. The Lender shall have received original counterparts of each of such other Amendment Documents. Each such other Amendment Document shall, where applicable, be substantially in the form of an Exhibit attached hereto, and all of such other Amendment Documents shall be in form and substance reasonably satisfactory to the Lender. All exhibits, schedules or other attachments to any of the Collateral Documents or other Amendment Documents shall be in form and substance reasonably satisfactory to the Lender.

        SECTION 3.5. SHAREHOLDERS' AGREEMENT; ETC. On, prior to or promptly after the Effective Date, there shall have been delivered to the Lender true, correct and complete copies of: (a) all material agreements entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its Equity Interests and, to the extent known to the Borrower or any of its Subsidiaries, any agreements entered into by shareholders or other equity holders relating to any such entity with respect to its Equity Interests (collectively, the "SHAREHOLDERS' AGREEMENTS"); (b) all (if any) material agreements with senior members of, or with respect to, the management of the Borrower or any of its Subsidiaries (collectively, the "MANAGEMENT AGREEMENTS");
(c) any
material employment contracts entered into by the Borrower or any of its Subsidiaries (collectively, the "EMPLOYMENT AGREEMENTS"); and (d) all (if any) agreements relating to the sharing of tax liabilities and benefits among the Borrower and/or its Subsidiaries (collectively, the "TAX SHARING AGREEMENTS"); all of which Shareholders' Agreements, Management Agreements, Employment Agreements and Tax Sharing Agreements shall be in form and substance reasonably satisfactory to the Lender and shall be in full force and effect on or as of the Effective Date.

        SECTION 3.6. CONSUMMATION OF CERTAIN TRANSACTIONS.

        (a) On, prior to or promptly after the Effective Date (and, in any event, by May 5, 2000), BOTH (i) the Equity Financing shall have been consummated, AND (ii) the Fresh Samantha Acquisition shall have been consummated.

        (b) Each of the following conditions precedent shall have been satisfied with respect to the Equity Financing:

             (i) the Borrower shall have received, for its own account, an aggregate gross amount of not less than $6,000,000 from the Equity Financing; and

             (ii) on, prior to or promptly after the Effective Date (and, in any event, by May 5, 2000), there shall have been delivered to the Lender true, correct and complete copies of the Equity Financing Documents, and all of the material terms and conditions of the Equity Financing Documents shall be reasonably satisfactory in form and substance to the Lender; all material conditions precedent to the consummation of the Equity Financing, as set forth in the Equity Financing Documents, shall have been satisfied, and not waived in any material respect unless consented to by the Lender (which consent shall not be unreasonably withheld or delayed), to the reasonable satisfaction of the Lender; and the Equity Financing shall have been consummated in all material respects in accordance with the material terms and conditions of the applicable Equity Financing Documents and all Applicable Law.

        (c) on, prior to or promptly after the Effective Date (and, in any event, by May 5, 2000), each of the following conditions precedent shall have been satisfied with respect to the Fresh Samantha Acquisition:

             (i) there shall have been delivered to the Lender true, correct and complete copies of the Merger Documents, and all of the materials terms and conditions of such Merger Documents shall be reasonably satisfactory in form and substance to the Lender;

             (ii) the Fresh Samantha Acquisition shall have been consummated in all material respects in accordance with the Merger Documents and all Applicable Law; and all material conditions precedent to the consummation of the Fresh Samantha Acquisition, as set forth in the Merger Documents, shall have been satisfied, and not waived in any material respect, except with the prior consent of the Lender (which consent shall not be unreasonably withheld or delayed), to the reasonable satisfaction of the Lender, EXCEPT, in each case, as could not reasonably be expected to have any Materially Adverse Effect; and

             (iii) the material terms and conditions of each Merger Document shall be in all material respects the same as and consistent with the terms and conditions contained in the form of such Merger Document previously delivered to the Lender and shall continue to be in full force and effect on and as of the Merger Closing Date, and no material provision of any such Merger Document shall have been modified or waived in any respect reasonably determined by the Lender to be material, in each case, without the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed), EXCEPT, in each case, as could not reasonably be expected to have any Materially Adverse Effect.

        SECTION 3.7. REFINANCINGS.

        (a) On or prior to the Merger Closing Date, all of the commitments in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated, and all other amounts (including premiums) owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full, and all Instruments in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated (except as to indemnification provisions which may survive to the extent provided therein) and shall be of no further force and effect.

        (b) On or prior to the Merger Closing Date, the creditors in respect of the Indebtedness to be Refinanced shall have terminated and released, or (as the case may be) shall have made binding commitments in writing to terminate and release, any and all security interests and

Liens on the Property owned by the Fresh Samantha Subs. The Lender shall have received all such releases of security interests in and Liens on the Property owned by the Fresh Samantha Subs as may have been reasonably requested by the Lender (or, as the case may be, binding commitments in writing with respect to such releases), which releases (or, as the case may be, such commitments) shall be in form and substance reasonably satisfactory to the Lender. Without limiting the foregoing, there shall have been delivered (or, as the case may be, binding commitments to deliver) (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the Uniform Commercial Code of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights or similar interests of any of the Fresh Samantha Subs on which filings have been made,
(iii) terminations of, or (as the case may be) binding commitments in writing to terminate, all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to Property of any of the Fresh Samantha Subs, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Lender, and (iv) all collateral owned by any of the Fresh Samantha Subs in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to the Fresh Samantha Subs.

        (c) On the Merger Closing Date and after giving effect to the Transactions completed on or prior to the Merger Closing Date, the Borrower and its Subsidiaries shall have no Indebtedness outstanding other than (i) the Loans, and (ii) the Indebtedness identified in Section 4.5(a) of the Disclosure Schedule (with the Indebtedness described in this clause (ii) being herein called the "EXISTING INDEBTEDNESS"). On and as of the Merger Closing Date, all of the Existing Indebtedness shall remain outstanding after giving effect to the Transactions and the other transactions contemplated hereby without any default or event of default existing thereunder or arising as a result of the Transactions and the other transactions contemplated hereby (except to the extent amended or waived by the parties thereto on terms and conditions reasonably satisfactory to the Lender).

        SECTION 3.8. FINANCIAL STATEMENTS. The Borrower shall have furnished to the Lender (a) the unaudited consolidated financial statements of the Borrower and its Subsidiaries for the period ending February 26, 2000 together with internally generated estimates for the third and fourth quarters of the 2000 fiscal year, which shall have been prepared in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments), and (b) the pro forma consolidated balance sheet of the Borrower and its Subsidiaries as at the Merger Closing Date, together with the related pro forma consolidated statements of operations and of cash flows for the six (6) fiscal months ended February 26, 2000, all of such financial statements to be prepared on a pro forma basis to reflect the consummation of each of the Transactions completed or to be completed on or prior to the Merger Closing Date, and to be in form and substance reasonably satisfactory to the Lender.

        SECTION 3.9. MERGER DATE CERTIFICATE. The Lender shall have received a duly executed and completed Merger Date Certificate, dated as of the Merger Closing Date, in or substantially in the form of Exhibit I, duly executed on behalf of the Borrower by its Chief Financial Officer.

        SECTION 3.10. CERTIFICATES OF INSURANCE. The Lender shall have received certificates of insurance from the insurance brokers for the Principal Companies, or other evidence reasonably satisfactory to the Lender, dated as of a recent date, identifying insurers, types of insurance, insurance limits and policy terms, and otherwise describing all of the insurance required to be maintained by the Principal Companies and their Subsidiaries in accordance with the terms the Loan Documents, and certifying that the Lender has been named as additional insured or (as the case may be) loss payee under all of such insurance.

        SECTION 3.11. RESOLUTIONS, ETC. The Lender shall have received:

        (a) from each of the Principal Companies, a certificate of its Secretary or any Assistant Secretary as to:

             (i) resolutions of its board of directors or (as the case may be) managers or general partners then in full force and effect authorizing the execution, delivery and performance of, in each case, to the extent such Principal Company is a party thereto, this Agreement and each of the other Amendment Documents;

             (ii) the incumbency and signatures of the authorized officers of each such Principal Company authorized to act with respect to (in each case, to the extent such Principal Company is a party thereto) this Agreement and each of the other Amendment Documents, (upon which certificate the Lender may conclusively rely until the Lender shall have received a further certificate of such Principal Company canceling or amending such prior certificate, which further certificate shall be reasonably satisfactory to the Lender); and

             (iii) each Governing Document of such Principal Company; and

        (b) such other similar documents as the Lender may reasonably request with respect to any matter relevant to this Agreement, the other Amendment Documents, the Transaction Documents or the transactions contemplated hereby or thereby.

Each of such documents shall be in form and substance reasonably satisfactory to the Lenders.

        SECTION 3.12. CERTIFICATES OF GOOD STANDING, ETC. The Lender shall have received a good standing certificate as of a recent date for each Principal Company from the Secretary of State of the jurisdiction of incorporation or organization of such Principal Company and each State or other jurisdiction where the failure of such Principal Company to be qualified to do business as a foreign corporation or other entity could reasonably be expected to have a Materially Adverse Effect.

        SECTION 3.13. NO MATERIALLY ADVERSE EFFECT; ETC.

        (a) No events or developments shall have occurred since August 30, 1999 which, individually or in the aggregate, have had or could reasonably be expected to have a Materially Adverse Effect.

        (b) On or prior to the Merger Closing Date, all necessary governmental and third party approvals and/or consents in connection with the Transactions completed or to be completed on or prior to the Merger Closing Date and the other transactions contemplated by the Transaction Documents relating to such Transactions and otherwise referred to therein shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent Governmental Authority which restrains, prevents or imposes materially adverse conditions upon the consummation of such Transactions or the other transactions contemplated by such Transaction Documents or otherwise referred to therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunction or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying or making economically unfeasible the consummation of, such Transactions or the other transactions contemplated by such Transaction Documents or otherwise required to be consummated thereby.

        SECTION 3.14. AFFILIATE TRANSACTIONS; OTHER CORPORATE TRANSACTIONS.

        (a) AFFILIATE TRANSACTIONS. Since September 3, 1999, the Borrower shall not have made any Restricted Payments or entered into, performed or completed any Affiliate Transactions, EXCEPT the payments and transactions described in
Section 4.12 of the Disclosure Schedule.

        (b) OTHER CORPORATE TRANSACTIONS. Since September 3, 1999, the Borrower shall not have (i) merged or consolidated with any other Person, or (ii) sold, transferred or otherwise disposed of all or any substantial part of its Property otherwise than in the ordinary course of business, EXCEPT the mergers, Sales and other dispositions described in and contemplated by the Transaction Documents.

        (c) CHANGE OF CONTROL. No Change of Control shall have occurred since September 3, 1999, EXCEPT in connection with an as a result of the consummation of the Transactions.

        SECTION 3.15. OPINIONS OF COUNSEL. The Lender shall have received a written opinion, dated the Merger Closing Date addressed to the Lender, from special counsel to the Principal Companies, in or substantially in the form of Exhibit J, and otherwise in form and substance reasonably satisfactory to the Lender.

        SECTION 3.16. COMPLIANCE WITH WARRANTIES; NO DEFAULT; ETC. The representations and warranties of the Borrower set forth in Article IV shall have been true and correct in all material respects on and as of the date made; and, immediately after giving effect to the consummation of the Transactions:

        (a) such representations and warranties shall be true and correct in all material respects with the same full force and effect as if then made (except for any such representation or warranty that relates solely to a prior date); and

        (b) no Default shall then be continuing.

        SECTION 3.17. FEES, COSTS AND EXPENSES. The Borrower shall have paid in full (a) to the Lender, for the account of the Lender, an amendment fee in the total amount of $75,000, and (b) to special counsel for the Lender, all of the reasonable out-of-pocket costs and expenses of special counsel to the Lender incurred from September 3, 1999 through the Merger Closing Date and that are payable by the Borrower pursuant to Section 9.3 of the Credit Agreement and for which an invoice shall have been submitted to the Borrower on or prior to the Merger Closing Date.


                                   ARTICLE IV

                         REPRESENTATIONS, AND WARRANTIES

        The Borrower represents and warrants to the Lender that, on and as of the Merger Closing Date, immediately after giving effect to the implementation of the Fresh Samantha Acquisition:

        SECTION 4.1. REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower to the Lender in the Loan Documents prior to the Merger Closing Date was true and correct in all material respects when made and is true and correct in all material respects on and as of the Merger Closing Date; EXCEPT (a) as affected by the consummation of the transactions contemplated by this Agreement and the other Loan Documents; (b) to the extent that any such representation or warranty relates by its express terms solely to a prior date; and (c) to the extent that any such representation or warranty is affected or otherwise qualified by information referred to in the Disclosure Schedule attached hereto.

        SECTION 4.2. ORGANIZATION; ETC. Each Principal Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign organization in each jurisdiction where the nature of its business makes such qualification necessary or appropriate, and has full power and authority and holds all requisite material governmental licenses, permits and other Approvals to own or hold under lease its material Properties and to conduct its business substantially as currently conducted by it, and to execute, deliver and perform each of the Amendment Documents executed or to be executed by it.

        SECTION 4.3. POWER, AUTHORITY. Each Principal Company has taken all necessary organizational action to authorize the execution, delivery and performance by it of each of the Amendment Documents executed or to be executed by it. The execution, delivery and performance by each Principal Company of each of the Amendment Documents to which such Principal Company is or is to become a party do not and will not (except for Approvals which have been already given or obtained) require any Approvals, will not result in any violation of, or constitute any default under, (a) any provisions of any Governing

Documents of any Principal Company or any other Ancillary Documents, (b) any other material Contractual Obligations of any Principal Company, or (c) any Applicable Laws, and do not and will not result in or require the creation or imposition of any Liens on any of the Property of any Principal Company pursuant to the provisions of any Instruments binding upon or applicable to any Principal Company or to any of its Property.

        SECTION 4.4. VALIDITY; ETC. Each of this Agreement and the Year 2000 Note has been duly executed and delivered by the Borrower and constitutes the legal, valid, and binding Obligation of the Borrower, enforceable in accordance with its terms. Each of the other Amendment Documents to which any Principal Company is or is to become a party has been, or, upon execution and delivery thereof will be, duly executed and delivered by such Principal Company, and does or will constitute the legal, valid and binding Obligation of such Principal Company, enforceable in accordance with its terms. The enforceability of this Agreement and the other Amendment Documents against each Principal Company which is or is to become a party thereto shall be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally and to general equitable principles.

        SECTION 4.5. EXISTING INDEBTEDNESS; ABSENCE OF DEFAULTS; ETC.

        (a) The Existing Indebtedness of each of the Borrower and its Subsidiaries as of the Merger Closing Date is identified in Section 4.5(a) of the Disclosure Schedule attached hereto. With respect to each item of Existing Indebtedness identified in Section 4.5(a) of the Disclosure Schedule, the outstanding principal amount of which is $3,000,000 or more on or as of the Merger Closing Date, the Borrower has delivered or otherwise made available to the Lender a true and complete copy of each Instrument evidencing such Existing Indebtedness or pursuant to which such Existing Indebtedness was issued or secured (including each amendment, consent, waiver or other Instrument executed and/or delivered in respect thereof), as the same is in effect on or as of the Merger Closing Date. Except as otherwise disclosed in Section 4.5(a) of the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries is in default in the payment of any Existing Indebtedness, which payments, in the aggregate, exceed $500,000, or in default or breach, in any material respect, in the performance of any other material obligation under any Instrument evidencing or governing any Existing Indebtedness (in an aggregate amount exceeding $500,000) or pursuant to which any such Existing Indebtedness (in an aggregate amount exceeding $500,000) was issued or secured.

        (b) Section 4.5(b) of the Disclosure Schedule identifies all of the Liens upon Property of the Borrower or of any of its Subsidiaries that secure Existing Indebtedness of the Borrower or of any of its Subsidiaries and that are in existence on or as of the Merger Closing Date and either (i) are known to the Borrower or to any of its Subsidiaries on or as of the Merger Closing Date, or
(ii) are of record on and as of the Merger Closing Date.

        (c) Section 4.5(c) of the Disclosure Schedule sets forth a true and complete list of all Indebtedness of the Borrower or of any of its Subsidiaries which is to be repaid in full on or prior to the Merger Closing Date (including, in any event, the Existing FreshSam Credit Facilities) (the "INDEBTEDNESS TO BE REFINANCED"), in each case, showing the aggregate principal amount thereof, the name of the respective borrower and any other Person which directly or indirectly guaranteed such Indebtedness.

        (d) Section 4.5(d) of the Disclosure Schedule identifies each Investment of the Borrower or of any of its Subsidiaries that is owned or held or is outstanding or in effect on or as of the Merger Closing Date, other than insubstantial and immaterial Investments and other than Investments of the kind described in any of clauses (b) through (e) or in clause (g) of the definition of the term "PERMITTED INVESTMENTS".

        SECTION 4.6. LITIGATION; ANCILLARY DOCUMENTS; ETC.

        (a) Except as to matters identified in Section 4.6 of the Disclosure Schedule, there is no pending or, to the best knowledge of the Borrower, threatened litigation, arbitration or governmental investigation or proceeding against the Borrower or any of its Subsidiaries or to which any of the Properties of any thereof is subject which:

             (i) has had and continues to have, or (as the case may be) could reasonably be expected to have, any Materially Adverse Effect;

             (ii) relates to this Agreement, any of the other Loan Documents or any of the Ancillary Documents; or

             (iii) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, any of the transactions contemplated by or in connection with this Agreement, any of the other Loan Documents or any of the Ancillary Documents.

None of such pending or threatened proceedings has had and continues to have, or could reasonably be expected to have, any Materially Adverse Effect.

        (b) Each of the Ancillary Documents to which any Principal Company is a party or by which any Principal Company is bound on or as of the Merger Closing Date is identified in Section 4.6 of the Disclosure Schedule.

        (c) Each of the Ancillary Documents is in full force and effect. No material default on the part of any Person bound by any Ancillary Document, and no material breach by any such Person in the payment, performance or observance of any of its material obligations thereunder, is continuing. No Person bound by any of the Ancillary Documents has exercised or attempted to exercise any right of termination, cancellation or rescission thereunder; and no event or condition is continuing which permits any Person bound by any of the Ancillary Documents to exercise any right of termination, cancellation or rescission thereunder.

        (d) No Change of Control has occurred, EXCEPT in connection with and as a result of the consummation of the Transactions.

        SECTION 4.7. CORPORATE STRUCTURE, ETC. Section 4.7 of the Disclosure
Schedule identifies, as of the Merger Closing Date, each Subsidiary of the Borrower, each Subsidiary Guarantor and each Inactive Subsidiary. Section 4.7 of the Disclosure Schedule identifies, with respect to each of the Principal Companies and its Subsidiaries identified in Section 4.7 of the Disclosure Schedule, as of the Merger Closing Date, (a) the State or other jurisdiction of organization of each such Person, (b) the number of authorized and outstanding shares of each class of Capital Stock and all other Equity Interests of each such Person, and (c) with respect to each Subsidiary of the Borrower, (i) each Person which owns or controls (whether legally or beneficially) any of the Capital Stock or other Equity Interests of each such Subsidiary, and (ii) the number of shares or units of each class or kind of Capital Stock or other Equity Interests so owned or controlled by each such Person.

        SECTION 4.8. TITLE TO PROPERTIES. All Real Estate owned or leased by the Borrower or by any of its Subsidiaries as of the Merger Closing Date, and the nature of the interest therein, is identified in Section 4.8 of the Disclosure Schedule. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all Real Estate used in the ordinary conduct of its businesses, including all Real Estate identified in Section 4.8 of the Disclosure Schedule. None of such Real Estate is subject to any Liens, EXCEPT for Permitted Liens, other Liens permitted by Section 7.2.3, and such defects in title as, individually or in the aggregate, have not had and could not reasonably be expected to have a Materially Adverse Effect.

        SECTION 4.9. WAREHOUSES AND WAREHOUSE SERVICE AGREEMENTS.

        Section 4.9 of the Disclosure Schedule identifies (a) each Warehouse which, on a regular basis, warehouses equipment or inventory of the Borrower or of any of its Subsidiaries with a fair market value in excess of $100,000 at any time, (b) the location of each such Warehouse, and (c) the Warehouse Service Agreement between the Borrower or any of its Subsidiaries, on the one hand, and each such Warehouse, on the other hand, in each case, as of the Merger Closing Date.

        SECTION 4.10. AGENCY ACCOUNTS; ETC. Section 4.10 of the Disclosure
Schedule identifies, as of the Merger Closing Date, each bank, securities or other investment account held or maintained by the Borrower or any of its Subsidiaries on or as of the Merger Closing Date with any bank, investment bank or other financial institution (other than the Lender) and in which any cash, Cash Equivalents or other Property owned by the Borrower or any of its Subsidiaries are at any time held or maintained.

        SECTION 4.11. TRADEMARKS, ETC. All trademarks and patents owned by the Borrower on the Merger Closing Date which have been registered with the U.S. Patent and Trademark Office or for which applications for registration have been made with the U.S. Patent and Trademark Office are identified in Section 4.11 of the Disclosure Schedule. All trademarks owned by any Subsidiary of the Borrower on the Merger Closing Date which have been registered with the U.S. Patent and Trademark Office or for which applications for registration have been made with the U.S. Patent and Trademark Office are identified in Attachment 1 of the Subsidiary Trademark Security Agreement. Except as otherwise described in
Section 4.11 of the Disclosure Schedule, none of the Borrower or any of its Subsidiaries owns, on or as of the Merger Closing Date, any patents or copyrights which have been registered or otherwise recorded with the U.S. Patent and Trademark Office or the U.S. Copyright Office or for any which any applications for registration or recording have been made with the U.S. Patent and Trademark Office or the U.S. Copyright Office.

        SECTION 4.12. TRANSACTIONS WITH AFFILIATES. Section 4.12 of the Disclosure Schedule identifies (a) all (if any) Indebtedness of the

Borrower or of any of its Subsidiaries to any Affiliate of the Borrower on or as of the Merger Closing Date, material Contractual Obligations of the Borrower or of any of its Subsidiaries to any Affiliate of the Borrower on or as of the Merger Closing Date, and Investments in the Borrower or in any of its Subsidiaries owned, held or controlled by any Affiliate of the Borrower on or as of the Merger Closing Date, and (b) all (if any) Indebtedness of any Affiliate of the Borrower to the Borrower or to any of its Subsidiaries on or as of the Merger Closing Date, material Contractual Obligations of any Affiliate of the Borrower to the Borrower or to any of its Subsidiaries on or as of the Merger Closing Date, and Investments in any Affiliate of the Borrower owned, held or controlled by the Borrower or by any of its Subsidiaries on or as of the Merger Closing Date.

        SECTION 4.13. FINANCIAL STATEMENTS, ETC.

        (a) All balance sheets, statements of operations and other financial statements which have been furnished by the Borrower or any of its Subsidiaries to the Lender on or prior to the Merger Closing Date for the purposes of or in connection with this Agreement or any of the transactions contemplated hereby do present fairly, in all material respects, the financial condition of the Persons involved as of the dates thereof and the results of their operations for the periods covered thereby.

        (b) The projected consolidated statements of operations and of cash flows of the Borrower and its Subsidiaries for each of fiscal years 2000 through 2002, all of which have been delivered to the Lender prior to the date of this Agreement, have been prepared on the basis of the reasonable assumptions accompanying them and reflect, as of the date of preparation, the good faith estimates made on a reasonable basis by the Borrower of the performance of the Borrower and its Subsidiaries for the periods covered thereby based on such assumptions. Nothing in this paragraph (b) shall be deemed a representation or assurance that such projections will, in fact, be achieved.

        SECTION 4.14. MATERIALLY ADVERSE EFFECT. No events or developments have occurred since August 30, 1999 which, individually or in the aggregate, have had or could reasonably be expected to have any Materially Adverse Effect.

        SECTION 4.15. NO DEFAULTS. After giving effect to this Agreement, no Defaults or Events of Default are continuing under the Credit Agreement or any of the other Loan Documents.

                                    ARTICLE V

                                    COVENANTS

        The Borrower agrees with the Lender and warrants that, from and after the date of this Agreement and until the Commitment shall have terminated in full and all of the Obligations shall have been paid in full, the Borrower will, and will (as applicable) cause each of its Subsidiaries to:

        SECTION 5.1. EXCESS CASH INVESTMENT ARRANGEMENTS. The Borrower agrees with the Lender that the Borrower will, and will cause each of its Subsidiaries to, comply at all times with the terms and conditions applicable to the Borrower and its Subsidiaries contained in that certain letter of agreement, dated on or about the Merger Closing Date, between the Borrower and the Lender, relating to the investment by the Borrower and its Subsidiaries with the Lender from time to time of the excess cash available to the Borrower and its Subsidiaries from time to time.

        SECTION 5.2. COLLATERAL AUDITS. The Borrower acknowledges and agrees that the Lender shall have the right to perform a collateral audit at the offices and at the business and Property locations of the Borrower and each of its Subsidiaries twice during each fiscal year of the Borrower so long as no Events of Default shall be continuing, and, if any Events of Default shall be continuing, at such additional time or times during each fiscal year of the Borrower as the Lender shall in its sole discretion determine to be necessary or appropriate. All of the reasonable out-of-pocket costs and expenses incurred or sustained by the Lender in connection with the conduct of each of such collateral audits shall be for the account of the Borrower.

        SECTION 5.3. WAREHOUSE CONTROL AGREEMENTS, ETC.

        (a) The Borrower agrees to use, and to cause each of its Subsidiaries to use, (i) all commercially reasonable efforts, including making written requests and follow-up telephone calls, to cause a Warehouse Control Agreement in or substantially in the form of Exhibit G hereto or otherwise reasonably satisfactory to the Lender in form and substance to be executed and delivered to the Lender by each Warehouse which (A) is not a party to or bound by a Warehouse Control Agreement, and (B) on a regular basis, warehouses equipment or inventory of the Borrower or any of its Subsidiaries having a fair market value in excess of $100,000 at any time, and (ii) all commercially reasonable efforts, in connection with the negotiation, completion, renewal or extension after the date hereof of any Warehouse Service Agreement, to cause the

Warehouse which is a party thereto (if such Warehouse, on a regular basis, warehouses equipment or inventory of the Borrower or any of its Subsidiaries having a fair market value in excess of $100,000 at any time) to execute and deliver to the Lender a Warehouse Control Agreement reasonably satisfactory to the Lender in form and substance.

        (b) The Borrower also agrees to use, and to cause each of its Subsidiaries to use, all commercially reasonable efforts, including making written requests and follow-up telephone calls, to obtain a Landlord Lien Waiver in or substantially in the form of Exhibit D to the Credit Agreement or in the form of Exhibit H hereto, as the case may be, or otherwise reasonably satisfactory to the Lender in form and substance with respect to each Real Estate Lease (i) which is outstanding on the Merger Closing Date or which is negotiated, completed, renewed or extended by the Borrower or by any of its Subsidiaries at any time or from time to time after the Merger Closing Date, and
(ii) the aggregate amount of all of the rental payments required by the terms of which shall exceed $200,000 during any fiscal year of the Borrower.


                                   ARTICLE VI

                        PROVISIONS OF GENERAL APPLICATION

        SECTION 6.1. NO OTHER CHANGES. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents, and all rights and remedies of the Lender thereunder, shall remain unaltered.

        SECTION 6.2. OTHER PROVISIONS. Each of this Agreement and the other Amendment Documents is a Loan Document for all purposes of the Credit Agreement and each of the other Loan Documents. This Agreement and the rights and obligations hereunder of each of the parties hereto shall in all respects be construed in accordance with and governed by the laws of the State of California. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

        SECTION 6.3. TIMELY SATISFACTION OF CONDITIONS PRECEDENT. Except as and to the extent that the Lender shall otherwise from time to time agree in writing with the Borrower, this Agreement shall terminate, and shall have no force or effect whatsoever, unless the conditions precedent set forth in Article III hereof shall have been (a) satisfied in all material respects by the Borrower's close of business on May 5, 2000, or (b) otherwise waived by the Lender in writing. The Obligations of the Borrower under Section 3.17 shall survive termination pursuant to the foregoing sentence, and upon termination of this Agreement in accordance with the foregoing sentence, the Borrower shall pay in full the unpaid balance of the fees and other costs and expenses specified in clause (a) and clause (b) of
Section 3.17.



              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT AGREEMENT to be executed and delivered by their respective authorized officers as of the date first above written.


                                       THE BORROWER:

                                       ODWALLA, INC.

                                       By:
                                          ------------------------------------
                                            Name:    James R. Steichen
                                            Title:   Chief Financial Officer

                                       THE LENDER:

                                       IMPERIAL BANK

                                       By:
                                          ------------------------------------
                                            Name: Paula J. Barysauskas
                                            Title:  First Vice President